AMENDMENT NO. 1 TO THE
                              AMENDED AND RESTATED
                       NONQUALIFIED STOCK OPTION AGREEMENT


GRANTED TO:                   Jeffrey S. Hay

EFFECTIVE DATE OF             July 28, 1997
ORIGINAL GRANT:

GRANTED PURSUANT TO:          NORTH ATLANTIC TRADING COMPANY 1997
                              SHARE INCENTIVE PLAN

DATE OF AMENDMENT:            April 30, 1998

            Amendment No. 1 (the "Amendment"), dated and effective April 30, 1998, to the Amended and Restated Nonqualified Stock Option Agreement (the "Agreement"), made and entered into as of December 31, 1997, between North Atlantic Trading Company, Inc., a Delaware corporation (the "Company"), and Jeffrey S. Hay. Capitalized terms used but not otherwise defined herein shall have the meanings respectively assigned to them in the Agreement.

            Effective as of the date hereof, this Amendment hereby amends the Agreement as follows:

      1. The "VESTING SCHEDULE" set forth for in the preamble of the Agreement is amended in its entirety to read as follows:

            VESTING SCHEDULE:             One third commencing on July 28,
                                          1997 and one third of the remaining
                                          options on each of the first three
                                          anniversaries thereafter

      2. Paragraph 4 of the Agreement is amended in its entirety to read as follows:
      4. Subject to Paragraph 5 below, the Option shall become exercisable according to the vesting schedule set forth below:

         5,322 shares of Common Stock shall become exercisable and remain exercisable on July 28, 1997
         3,548 shares of Common Stock shall become exercisable and remain exercisable on July 28, 1998
         3,548 shares of Common Stock shall become exercisable and remain exercisable on July 28, 1999
         3,548 shares of Common Stock shall become exercisable and remain exercisable on July 28, 2000




NYFS10...:\80\64980\0003\2475\FRM9037N.44B

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.



                              NORTH ATLANTIC TRADING COMPANY, INC.

                              By /s/ Thomas F. Helms, Jr.
                                 ---------------------------------
                                 Thomas F. Helms, Jr.
                                 President
ACCEPTED:

/s/ Jeffrey S. Hay
-------------------------------
Signature of Employee




-------------------------------
Jeffrey S. Hay
Name of Employee - Please Print


Date:  April 30, 1998






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